SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 11, 2002
                                                         -----------------


                        Knowledge Transfer Systems, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




           Nevada                       0-28417                  76-0599457
           -------                      -------                  ----------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)




                         110 Broadway, Oakland, CA 94607
                         -------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (510) 251-6230
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 4. Change in Registrant's Certifying Accountants

enSurge, Inc. originally owned 8,000,000 shares of the common stock of the Company upon the reorganization of the Company on April 25, 2001. The remaining portion of that investment in the Company has become the principal asset of enSurge, Inc. Hansen, Barnett & Maxwell served as independent auditors for the Company and for enSurge, Inc. through September 30, 2001, and as a result Hansen, Barnett & Maxwell has a significant receivable from enSurge, Inc. that remains unpaid. Accordingly, Hansen, Barnett & Maxwell has an indirect interest in the common stock of the Company held by enSurge, Inc. That interest has caused Hansen, Barnett & Maxwell to not be independent of the Company. Accordingly, Hansen, Barnett & Maxwell declined to stand for re-election as the Company's independent auditors. On February 11, 2002, the Board of Directors approved the change in auditors from Hansen, Barnett & Maxwell to Robison, Hill & Co.

The audit report of Hansen, Barnett & Maxwell on the financial statements of the Company for the seven months ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to audit scope or accounting principles. However, their audit report contained an explanatory paragraph stating that there were certain matters that raised substantial doubt about the Company's ability to continue as a going concern.

The Company had no disagreement with Hansen, Barnett & Maxwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hansen, Barnett & Maxwell, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

Prior to their  appointment,  the Company did not  consult  Robison,  Hill & Co.
regarding the application of any accounting principle or the type of audit opinion that might be rendered on the Company's financial statements.

The Company has provided Hansen, Barnett & Maxwell with a copy of this information and has requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made herein. The letter from Hansen, Barnett & Maxwell is attached as
Exhibit 1 hereto.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Knowledge Transfer Systems, Inc.


Date: March 29, 2002                By:    /s/  Steve K. Burke
                                           ------------------------------------
                                           Steve K. Burke
                                           President and Chief Executive Officer

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


     HANSEN, BARNETT & MAXWELL
    A Professional Corporation                             (801) 532-2200
   CERTIFIED PUBLIC ACCOUNTANTS                         Fax (801) 532-7944
                                                    5 Triad Center, Suite 750
Member of AICPA SEC Practice Section                    55 North 300 West
Member of Baker Tilly International              Salt Lake City, Utah 84180-1128



                                 March 29, 2002


To the Security and Exchange Commission:

We have read the information contained in Form 8-K of Knowledge Transfer Systems, Inc. regarding the change in certifying accountants and the statements made regarding Hansen, Barnett & Maxwell. We agree with information and statements made therein.

                                   Sincerely,



                                            /s/ HANSEN, BARNETT & MAXWELL




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